UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 19, 2004

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Florida                     1-13219                65-0039856
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          (Former name or former address, if changed since last report)







                                   Page 1 of 6
                             Exhibit Index on Page 4

Item 5.           Other Events

                  The news release of the Registrant, dated July 19, 2004, clarifying certain statements about its subsidiary, Ocwen Federal Bank FSB, appearing in a trade press sidebar is attached hereto and filed herewith as Exhibit 99.1.

                  The news release of the Registrant, dated July 21, 2004, announcing the private placement of $125 million of convertible senior unsecured notes is attached hereto and filed herewith as Exhibit 99.2.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

  (a) - (b)       Not applicable.


  (c)             Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated July 19, 2004.
                  99.2 Text of a press release by the Registrant dated July 21, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    OCWEN FINANCIAL CORPORATION
                                    (Registrant)


                                    By: /s/ MARK S. ZEIDMAN
                                        ----------------------------------------
                                        Mark S. Zeidman
                                        Senior Vice President and Chief
                                         Financial Officer



Date:    July 21, 2004

INDEX TO EXHIBIT



  Exhibit No.       Description                                             Page
  -----------       -----------                                             ----

     99.1           News release of Ocwen Financial Corporation, dated        5
                    July 19, 2004, clarifying certain statements about its subsidiary, Ocwen Federal Bank FSB, appearing in a trade press sidebar.

     99.2           The news release of Ocwen Financial Corporation,          6
                    dated July 21, 2004, announcing the private placement of $125 million of convertible senior unsecured notes.